UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 9, 2004
                                                ------------------------------

                        GRAHAM PACKAGING HOLDINGS COMPANY
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             (Exact name of registrant as specified in its charter)



        Pennsylvania                  333-53603-03            23-2553000
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(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)         Identification No.)


  2401 Pleasant Valley Road, York, Pennsylvania                   17402
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (717) 849-8500
                                                    --------------------------


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    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On September 9, 2004, Graham Packaging Holdings Company ("Holdings") announced that it, GPC Capital Corp. II ("GPC II"), Graham Packaging Company, L.P. ("Company"), and GPC Capital Corp. I ("GPC I" and together with Holdings, GPC II and Company, "Graham") have commenced a cash tender offer for any and all of the Company's and GPC I's 8 3/4% Senior Subordinated Notes due 2008 (the "2008 Notes") and Floating Interest Rate Subordinated Term Securities (sm) due 2008 (the "2008 Floating Notes"), issued February 2, 1998 and May 28, 2003, and for any and all of Holdings' and GPC II's outstanding 10 3/4% Senior Discount Notes due 2009 (the "2009 Notes"), issued February 2, 1998.

     A press release announcing the tender offer was issued on September 9, 2004, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

     c.  Exhibits

         Exhibit No.       Description
         -----------       -----------
         99.1              Press Release of Graham Packaging Holdings Company




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GRAHAM PACKAGING HOLDINGS
                                            COMPANY


Date:  September 9, 2004                    By: BCP/Graham Holdings L.L.C.,
                                                     its General Partner



                                            By: /s/ John E. Hamilton
                                                ------------------------
                                                    John E. Hamilton
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.             Description
         -----------             -----------

         99.1                    Press Release dated September 9, 2004.